UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 30, 2011

Commission File Number:  0-21660

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	61-1203323
(State or other jurisdiction of	(I.R.S. Employer Identification
incorporation or organization)	Number)

2002 Papa Johns Boulevard
Louisville, Kentucky  40299-2367
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on September 2, 2010, Papa John’s International, Inc., a Delaware corporation (the “Company”), entered into an unsecured $175 million, five-year revolving credit facility (the “Revolving Credit Facility”), among the Company, each of its subsidiary guarantors named in the Revolving Credit Facility, RSC Insurance Services, Ltd., the lenders party thereto, PNC Bank, National Association, in its capacity as administrative agent for the lenders, JPMorgan Chase Bank, N.A., in its capacity as syndication agent for the lenders, and Bank of America, N.A., Fifth Third Bank and U.S. Bank, National Association, each in its capacity as co-documentation agent for the lenders. On November 30, 2011, the Company and the lenders party to the Revolving Credit Facility entered into the First Amendment to Credit Agreement (the “Amendment”).  The Amendment, among other things, extended the maturity date of the Revolving Credit Facility from September 2, 2015 to November 30, 2016.  The Amendment also lowered the variable pricing and fees based on the leverage ratio, as defined in the Revolving Credit Facility, so that as amended, interest rates under the Revolving Credit Facility vary based upon LIBOR (as defined in the facility) plus 75 to 150 basis points, or other rates at the Company’s option, subject to the terms of the Revolving Credit Facility.

The foregoing description of the Amendment is intended to be a summary, is not complete and is qualified in its entirety by reference to the Amendment, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed in response to Item 1.01 above is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description

10.1
First Amendment to Credit Agreement by and among Papa John’s International, Inc., the Guarantors party thereto, RSC Insurance Services, Ltd., a Bermuda company, PNC Bank, National Association, as a Bank and as Administrative Agent, JPMorgan Chase Bank, N.A., as a Bank and as Syndication Agent, Bank of America, N.A., as a Bank and as Co-Documentation Agent, Fifth Third Bank, as a Bank and as Co-Documentation Agent, U.S. Bank, National Association, as a Bank and as Co-Documentation Agent, and Branch Banking and Trust Company, as a Bank, dated November 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.

(Registrant)

Date: December 1, 2011	By:	/s/ Lance F. Tucker
Lance F. Tucker
Senior Vice President and Chief
Financial Officer